UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 12, 2008


                           RODOBO INTERNATIONAL, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


             NEVADA                     000-50340              75-2980786
  ----------------------------    -----------------------    ------------------
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
         Incorporation)                                      Identification No.)


            380 Changjiang Road, Nangang District, Harbin, PRC 150001
            ---------------------------------------------------------
                    (Address of principal executive offices)


      Registrant's telephone number, including area code: 86 0451 82260522


                          Navstar Media Holdings, Inc.
                          -----------------------------
          (Former Name or Former Address if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8- Other Events
Item 8.01 Other Events.

Effective on November 12, 2008, Rodobo International, Inc., formerly known as Navstar Media Holdings, Inc., a Nevada corporation (the "Registrant"), effectuated a reverse stock split of its shares of common stock at a ratio of 1 for 37.4 (the "Reverse Split"). Pursuant to the Reverse Split, each post-consolidation share of the Registrant's common stock is equal to each 37.4 pre-consolidation shares.

In addition to the Reverse Split, NASDAQ approved the Registrant name change from "Navstar Media Holdings, Inc." to "Rodobo International, Inc." The Registrant's trading symbol on the OTC Bulletin Board is now RDBO.OB.



Section 9 - Financial Statements and Exhibits
Item 9.01   Financial Statements and Exhibits


Exhibits

Exhibit 3.1 Certificate of Change, filed with the Secretary of State of Nevada on October 23, 2008.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             RODOBO INTERNATIONAL, INC.

November 13, 2008                            By: /s/ Yanbin Wang
                                                 ---------------
                                             Name: Yanbin Wang
                                             Title: Chief Executive Officer




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